                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                         VIRTUAL TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                         VIRTUAL TECHNOLOGY CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 9, 1999

To the Stockholders of Virtual Technology Corporation:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Virtual Technology Corporation, a Minnesota corporation (the "Company"), will be held at 4:00 p.m., local time, on Wednesday, June 9, 1999, at the Minneapolis Athletic Club, 615 2nd Ave. So., Minneapolis, Minnesota 55402, for the following purposes:

     (1) To elect six members to the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting or until their successors are duly elected and qualified or until their earlier resignations, removals or deaths;

     (2) To consider and vote upon a proposal to amend and restate the Articles of Incorporation to increase the number of authorized shares of capital stock and make certain other immaterial changes thereto;

     (3) To consider and vote upon a proposal to approve the Company's 1999 Incentive Compensation Plan;

     (4) To ratify the selection of Lurie, Besikof, Lapidus & Co. as the Company's independent public accountants for the fiscal year ended January 31, 1999; and

     (5) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on May 25, 1999 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors,

                                          JEFFREY C. ROBBINS
                                          Secretary

Minneapolis, MN
May   , 1999

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE ENCOURAGED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON AT THE MEETING.

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         VIRTUAL TECHNOLOGY CORPORATION

                                PROXY STATEMENT

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     TIME, DATE AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Virtual Technology Corporation, a Minnesota corporation (the "Company" or "VTC"), of proxies from the holders of the Company's Common Stock, no par value (the "Common Stock"), for use at the 1999 Annual Meeting of Stockholders of the Company to be held at 4:00 p.m., local time, on Wednesday, June 9, 1999, at the Minneapolis Athletic Club, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

     The approximate date that this Proxy Statement and the enclosed form of
proxy are first being sent to stockholders is May   , 1999. The Company's
principal executive offices are located at 3100 West Lake Street, Suite 400, Minneapolis, Minnesota 55416, and its telephone number is (612) 915-1122.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in doing so.

                         PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

     (1) Electing six members to the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting or until their successors are duly elected and qualified or until their earlier resignations, removals or deaths;

     (2) A proposal to amend and restate the Company's Articles of Incorporation to increase the number of authorized shares of capital stock and make certain other immaterial changes thereto;

     (3) A proposal to approve the Company's 1999 Incentive Compensation Plan (the "Incentive Plan" or "Plan");

     (4) A proposal to ratify the selection of Lurie, Besikof, Lapidus & Co., LLP as the Company's independent public accountants for the fiscal year ended January 31, 1999; and

     (5) The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification(s) so made.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on May 25, 1999 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. The outstanding securities of the Company consist of Common Stock, no par value, entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting (the "Common Stock"). As of the Record Date, there were 28,260,304 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting.

     The attendance, in person or by proxy, of stockholders holding of record a number of shares entitling them to exercise one-third (1/3rd) of the voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of stockholders holding of record a number of shares entitling them to exercise a majority of the voting power of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of (i) the proposal to amend and restate the Articles of Incorporation, (ii) the proposal to adopt the Incentive Plan, (iii) the ratification of the selection of Lurie, Besikof, Lapidus & Co., LLP as independent public accountants for the fiscal year ended January 31, 1999, and (iv) any other matter that may be submitted to a vote of the stockholders. If less than one-third of the voting power of the outstanding shares entitled to vote are represented at the Annual Meeting, the holders of a majority of the voting power of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 17, 1999 regarding the ownership of the Company's Common Stock by executive officers and directors and those persons known by the Company to be beneficial owners of 5% or more of such stock. Each shareholder has sole voting and investment power with respect to the shares shown as beneficially owned, except as otherwise indicated.

                                                           AMOUNT AND NATURE OF
                                                           BENEFICIAL OWNERSHIP                PERCENT OF
                        NAME                                        (1)                          CLASS
                        ----                               --------------------                ----------
Kenneth Israel(2)...................................             2,298,598(3)                     8.0%
Harry Lowell........................................             8,538,429(4)                    29.7%
Stephen Antebi......................................             2,800,000(5)                     9.9%
Greg Appelhof(2)....................................               606,666(6)                     2.1%
John Harvatine(2)...................................                62,500(7)                     0.2%
Mary Joy Stead......................................             1,494,000(8)                     5.3%
Stephan Herold......................................             2,130,570(9)                     7.5%
Jeffrey Maynard(2)..................................               895,000(10)                    3.1%
Philip Lacerte(2)...................................             1,661,041(11)                    5.9%
Maceo Sloan(2)......................................                10,000(12)                       *
James Secord(2).....................................                14,000(13)                       *
All Executive Officers and Directors as a Group (7
  persons)..........................................             5,472,805(3),(6),(7),(10),      18.6%
                                                                          (11),(12),(13)

-------------------------
  *  Denotes less than 1%

 (1) Shares issuable upon the exercise of outstanding stock options and warrants that are currently exercisable or become exercisable within 60 days from the date hereof are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person and owned by a group including such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person or group.

 (2) The address of each of these executive officers or directors is: c/o Virtual Technology Corporation, 3100 West Lake Street, Suite 400, Minneapolis, Minnesota 55416.

 (3) Includes (i) options owned by Mr. Israel to purchase 428,000 shares of the Company's Common Stock, (ii) 11,850 shares owned by Mr. Israel's wife and
     (iii) options to purchase 62,000 shares owned by companies under Mr. Israel's control.

 (4) Includes warrants to purchase 504,886 shares of the Company's Common Stock. Also includes 531,800 shares, and warrants to purchase an additional 8,800 shares, of the Company's Common Stock held by Laurel Center Management Co., a company controlled by Dr. Lowell.

 (5) Includes 2,500,000 shares held by Fontenelle, LLC, of which Mr. Antebi is the sole beneficial owner and 300,000 shares held by Novante Communications Corporation Money Pension Plan, of which Mr. Antebi is the sole beneficial owner.

 (6) Includes options to purchase 553,333 shares of the Company's Common Stock.

 (7) Includes options to purchase 62,500 shares of the Company's Common Stock.

 (8) Includes 50,000 shares owned by Jerre Stead, Ms. Stead's spouse. (9) Includes warrants to purchase 213,333 shares of the Company's Common Stock. Also includes 228,571 shares of the Company's Common Stock issued to Herold Marketing Associates, Inc., of which Mr. Herold is the sole shareholder.

(10) Includes options to purchase 385,000 shares of the Company's Common Stock.

(11) All shares attributed to Mr. Lacerte are owned by Euro Realty Development, Ltd., a company controlled by Mr. Lacerte. Includes options to purchase 10,000 shares of the Company's Common Stock.

(12) Includes options to purchase 10,000 shares of the Company's Common Stock.

(13) Includes options to purchase 10,000 shares of the Company's Common Stock.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)
                        ELECTION OF DIRECTORS; NOMINEES

     The size of the Board is currently fixed at six directors, of which there are currently six incumbent directors. Directors are elected at the annual meeting of the shareholders and hold office until the next annual meeting of the shareholders or until his successor is duly elected and qualified or until his earlier resignation, removal or death.

     Messrs. Kenneth M. Israel, Gregory A. Appelhof, Jeffrey Maynard, Philip Lacerte, Maceo K. Sloan, and James P. Secord have been nominated by the Company to be elected as directors at the Annual Meeting, to hold office until the 2000 annual meeting or until his successor is duly elected and qualified or until his earlier resignation, removal or death. Proxies will be voted for such individuals absent contrary instructions. Biographical information regarding each of the current directors is below under the heading Directors and Executive Officers.

     The Board of Directors has no reason to believe that any of the nominees will refuse or be unable to accept election; however, in the event that a nominee is unwilling or unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not specifically direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

BOARD OF DIRECTORS

     The Company currently has no standing audit, nominating or compensation committees of the Board of Directors. Effective as of the date of the Annual Meeting, the Company's independent directors (Messrs. Lacerte, Sloan and Secord), will each serve as members of the Company's Audit and Compensation Committees. The Audit Committee will make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and the results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, review recommendations regarding the Company's accounting methods and the adequacy of its systems of internal accounting controls and review and approves financial press releases and reports. The Compensation Committee will review and determine compensation for the Company's executive officers, administer the Incentive Plan and make recommendations to the Board of Directors with respect to the Company's compensation policies.

     The Board of Directors does not have any other committees at this time, although additional committees may be formed in the future. All officers serve at the discretion of the Board of Directors, subject to the terms and conditions of such officers' employment agreements with the Company.

     During fiscal year 1999, the Company's Board of Directors held one meeting and took a number of other actions by written consent. During fiscal year 1999, with the exception of Jeffrey Maynard, each director attended the one meeting of the Board of Directors held during the period he served on the Board.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
       THE ELECTION OF EACH OF THE NOMINEES AS A DIRECTOR OF THE COMPANY.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following is biographical information concerning the Company's directors and executive officers.

     KENNETH M. ISRAEL, 45. Mr. Israel has been Chairman and a director of the Company since February 1996 and was Chief Executive Officer between February 1996 and November 1998. Between March 1989 and January 1996, Mr. Israel served as Chairman of Exchange Resources, Inc., a company specializing in disaster recovery services and facilities. Between 1981 and 1987, Mr. Israel was the Regional Manager of Lanier Business Products, a company that was later acquired by Harris Corporation, where he became Director of Research and Development. From 1979 to 1981, Mr. Israel was the General Manager of Pi Engineering, where he was the Project Manager for the redesigning and rebuilding of the security and communications systems for Northern States Power nuclear plants. Prior to 1979, Mr. Israel served for five years as a Regional Service Manager with Raytheon Data Systems with responsibility for the Southeastern United States and Central and South America.

     GREGORY A. APPELHOF, 37. Mr. Appelhof joined VTC in October 1998 as the Company's President and a director. He was named as Chief Executive Officer in November 1998. Prior to joining VTC, Mr. Appelhof was employed by Herold Marketing Associates, Inc., d.b.a. Graphics Technologies, Inc. ("GTI") for over 11 years until its acquisition by the Company, most recently as Vice President of Sales. Mr. Appelhof was responsible for building GTI's sales strategies to increase market penetration and revenues. He was instrumental in developing and implementing GTI's sales segments, including GTI's major focus on corporate resellers.

     JOHN L. HARVATINE, 48. Mr. Harvatine became Chief Financial Officer of the Company in January 1999. Between 1997 and 1998, he served as Chief Financial Officer of CyberStar Computer Corporation. Between 1987 and 1996, he served in a variety of financial positions with AmeriData Technologies, Inc., most recently as Chief Financial Officer. From 1986 to 1987, he served as Controller of Fisher Cheese Co. From 1973 to 1986, Mr. Harvatine served in various management positions with The Pillsbury Company, most recently as Accounting Manager - Marketing.

     JEFFREY MAYNARD, 54. Mr. Maynard has been Executive Vice President of Technology and a director of the Company since February 1996. Mr. Maynard has more than 30 years of experience as an information technologist. Between 1993 and 1996, Mr. Maynard was the Chief Executive Officer of Secure Backup Systems, a company he formed to deliver public data vaulting services. Between 1990 and 1993, he was Development Director for Mercury Communications. Mr. Maynard served as Managing Director for Mtel Corp. and SkyTel Ltd. between 1989 and 1990.

     PHILIP LACERTE, 53. Mr. Lacerte has served as a director of the Company since April 1999. Since 1982, Mr. Lacerte has been Executive Vice President of Lacerte Software Corporation. Between 1971 and 1975, Mr. Lacerte held a management position with Data Processing, Inc. Between 1994 and 1998 he served as the Chairman of the Board of Crystallex, an American Stock Exchange Company, and has worked as a consultant and advisor for various start-up companies.

     MACEO K. SLOAN, 49. Mr. Sloan has served as a director of the Company since May 13, 1999. Mr. Sloan has been the Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc. since 1991, the Chairman, President and Chief Executive Officer and Chief Financial Officer of NCM Capital Management Group, Inc. since 1986 and Chairman of New Africa Advisers, Inc. since 1993. Mr. Sloan has served as the Chairman of Sloan Communications, Inc. and CONXUS Communications since 1994. Between 1973 and 1986, Mr. Sloan served North Carolina Mutual Life Insurance Company, where he was employed in various positions including Vice President -- Treasurer and Chief Investment Officer. Mr. Sloan has also been a member of the Board of Trustees of the College Retirement Equities Fund since 1991, the Board of Directors of SCANA Corporation since 1997, and the Board of Directors of Mechanics and Farmers Bank since 1979.

     JAMES SECORD, 62. Mr. Secord has served as a director of the Company since May 13, 1999. Mr. Secord has been President of Lakewood Publications since 1976, and CEO since 1986. He has been a member of the Board of Governors for Minnesota Magazine Publishers Association since 1997, and the Board of Advisors for Catholic Digest since 1996. Mr. Secord served BPA International on the Board of Directors between 1992 and 1998, and on the Executive Committee between 1994 and 1997. Between 1985 and 1991, Mr. Secord served on the Board of Directors of American Business Press.

     In May 1999, the Company granted 30,000 non-incentive options to purchase shares of the Company's Common Stock to each of Messrs. Lacerte, Sloan and Secord. The options are exercisable at $4.75 per share for three years, once vested. 10,000 of the options vested in May 1999 and 10,000 will vest in each of May 2000 and May 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and owners of more than 10% of the Company's Common Stock to file reports of ownership on Form 3 and changes of ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such persons are also required to furnish the Company with a copy of all such forms filed. The Company was not subject to the reporting requirements of the Exchange Act during the fiscal year ended January 31, 1999. Accordingly, the Section 16(a) filing requirements applicable to all persons during such fiscal year were satisfied.

EXECUTIVE COMPENSATION

     The following table summarizes the amount of compensation paid to the Company's executive officers for the fiscal years ended January 31, 1997, 1998 and 1999. No other executive officers had aggregate salaries and bonuses that exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION                             LONG-TERM COMPENSATION
                            -------------------------------------   ---------------------------------------------------------
                                                                              AWARDS                        PAYOUTS
                                                        OTHER       ---------------------------   ---------------------------
                                                        ANNUAL      RESTRICTED     UNDERLYING         LTIP        ALL OTHER
         NAME AND                  SALARY    BONUS   COMPENSATION      STOCK      OPTIONS/SAR'S     PAYOUTS      COMPENSATION
    PRINCIPAL POSITION      YEAR     ($)      ($)        ($)           AWARD           (#)            ($)            ($)
    ------------------      ----   ------    -----   ------------   ----------    -------------     -------      ------------
Greg Appelhof,............  1999    86,115     0        2,000               0       1,250,000          0              0
Chief Executive Officer
Kenneth Israel,...........  1997         0     0            0         909,091         280,000          0              0
Chairman                    1998         0     0            0           6,000          56,000          0              0
                            1999   163,750     0        6,000          10,000          30,000          0              0
John Harvatine,...........  1999     8,334     0          400               0         250,000          0              0
Chief Financial Officer

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information as of January 31, 1999 regarding outstanding options to executive officers and directors granted for the year ended January 31, 1999:

                                                                                                       POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                                                                                       ANNUAL RATE OF STOCK
                                                                                                      PRICE APPRECIATION FOR
                                         INDIVIDUAL GRANTS                                                  OPTION TERM
---------------------------------------------------------------------------------------------------   -----------------------
                                              PERCENT OF TOTAL
                                               OPTIONS/SAR'S
                       NUMBER OF SECURITIES      GRANTED TO
                            UNDERLYING          EMPLOYEES IN
                          OPTIONS/SAR'S         FISCAL YEAR      EXERCISE OF BASE
        NAME                 GRANTED                1999          PRICE ($/SH.)     EXPIRATION DATE     5%($)       10%($)
        ----           --------------------   ----------------   ----------------   ---------------     -----       ------
Kenneth Israel.......          30,000               1.9%              $ .25             3/31/03             --            --
Greg Appelhof........       1,250,000                80%              $1.00             10/8/08        657,500     1,787,500
John Harvatine.......         250,000                16%              $3.75              1/4/09        589,500     1,494,250
Jeff Maynard.........          30,000               1.9%              $ .25             3/31/03             --            --

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                           NUMBER OF SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                     UNEXERCISED                          IN-THE-MONEY
                                               OPTIONS/SAR'S AT FY-END              OPTIONS/SAR'S AT FY-END
                                          ---------------------------------    ----------------------------------
                                          SHARES ACQUIRED                      (#)EXERCISABLE/    ($)EXERCISABLE/
                 NAME                       ON EXERCISE      VALUE REALIZED     UNEXERCISABLE      UNEXERCISABLE
                 ----                     ---------------    --------------    ---------------    ---------------
Greg Appelhof.........................           0                 0                  0                  0
Kenneth Israel........................           0                 0                  0                  0
John Harvatine........................           0                 0                  0                  0

                   REPORT OF THE BOARD OF DIRECTORS REGARDING
                     THE COMPENSATION OF EXECUTIVE OFFICERS

     Historically, the Board of Directors has not used any established criteria to set the compensation of the Company's executive officers. The compensation of each of the Chief Executive Officer and Chief Financial Officer for fiscal year 1999 was set by an employment agreement with such officer negotiated by Kenneth Israel, the Company's Chairman. Each of those employment agreements also provides for additional compensation upon satisfaction of certain performance criteria, which will be established by the newly created Compensation Committee and the executives.

BOARD OF DIRECTORS

KENNETH M. ISRAEL
GREGORY A. APPELHOF
JEFFREY MAYNARD
PHILIP LACERTE
MACEO K. SLOAN
JAMES P. SECORD

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GTI ACQUISITION

     Greg Appelhof, VTC's President and Chief Executive Officer, formerly was with GTI for 11 years, most recently as Vice President of Sales. The Company acquired substantially all of the assets and assumed certain liabilities of GTI in January 1999 for an aggregate purchase price of $10.1 million. Mr. Appelhof owned the right to be treated as though he were a 20% owner of GTI's stock in the event of a sale of GTI for purposes of distributing the proceeds of such sale to GTI's stockholders. Mr. Appelhof entered into this agreement with GTI's sole shareholder, Stephan G. Herold. As of April 30, 1999, Mr. Appelhof had received $1.0 million of cash distributions from GTI. The Company understands that a final distribution of cash received by GTI for the sale of GTI's assets to VTC is due to Mr. Appelhof at the time the last payment is received by GTI from VTC.

EMPLOYMENT AGREEMENTS

     Effective in October 1998, the Company and Mr. Appelhof entered into an employment agreement to pay Mr. Appelhof an annual salary of $150,000, with a quarterly guaranteed $25,000 bonus and a quarterly performance bonus award based upon the Company reaching certain performance goals. Under the agreement, Mr. Appelhof was granted options to purchase 1,250,000 shares of the Company Common Stock at $1.00 per share. 500,000 of such options vested in April 1999, 500,000 options vest in October 1999, 125,000 options vest in October 2000 and the remaining 125,000 options vest in October 2001, assuming Mr. Appelhof's continued employment by the Company. All vested options granted pursuant to the employment agreement will be exercisable until October 2008. The Company also has agreed to provide Mr. Appelhof with a monthly vehicle allowance of $500. Under the agreement, if Mr. Appelhof is terminated involuntarily for reasons other than cause in the first year of employment by the Company, he will receive severance pay equal to six months of base salary. If terminated involuntarily after the first year of employment but before the second year, he will receive severance pay equal to one year of base salary. If Mr. Appelhof is terminated involuntarily after the second year of employment, he will receive severance pay equal to 18 months of base salary.

     Effective in January 1999, the Company and Mr. Harvatine entered into an employment agreement to pay Mr. Harvatine an annual salary of $100,000, with an annual $25,000 bonus awarded based upon Mr. Harvatine reaching certain performance goals. Under the agreement, Mr. Harvatine was granted options to purchase 250,000 shares of the Company Common Stock at $3.75 per share. 62,500 of such options vested immediately upon Mr. Harvatine's employment, 62,500 options vest in January 2000, 62,500 vest in January 2001, and the remaining 62,500 options vest in January 2002, assuming Mr. Harvatine's continued employment by the Company. All vested options granted pursuant to the employment agreement will be exercisable until January 2009. The Company also has agreed to provide Mr. Harvatine with a monthly vehicle allowance of $400. Under the agreement, if Mr. Harvatine is terminated involuntarily for reasons other than cause in the first year of employment by the Company, he will receive severance pay equal to three months of base salary. If terminated involuntarily after the first year of employment, he will receive severance pay equal to six months of base salary.

LOANS FROM RELATED PARTIES

     Between March 1997 and June 1998, the Company received an aggregate of $371,543 of loans from Kenneth Israel, his daughter and certain companies under his control. These loans bear interest at 10% per annum and are due in fiscal year 2001. As of April 30, 1999, the Company had repaid $200,000 of the amount due and then owed $190,000, including interest. Mr. Israel and the Company have agreed that Mr. Israel may convert the balance outstanding, including any interest, into the Company's Common Stock at some future date, solely at Mr. Israel's option.

     In October 1998, the Company issued a promissory note to Harry Lowell, a major shareholder of the Company, in the amount of $40,000 with an interest rate of 10%, due on November 20, 1998. The Company and Dr. Lowell agreed to extend the due date of the note to April 14, 1999 and the Company repaid the note, including interest of $1,552, on February 28, 1999.

LOANS TO RELATED PARTIES

     Between February and April 1999, the Company received seven promissory notes from Kenneth Israel, its Chairman of the Board, totaling $123,750. Mr. Israel used the proceeds of the loan and $25,000 of his personal money to form VTCO, LLC, a start-up company to compete in the direct response informercial market. On March 25, 1999, the Company incorporated VTC TV, Inc. ("VTC TV") with the intention of acquiring the assets of VTCO, LLC in exchange for $148,750. The Company intends to loan VTC TV the $148,750 for this purpose.

CONSULTING AGREEMENTS WITH RELATED PARTIES

     In February 1999, the Company entered into a one-year Consulting Agreement with Fontenelle, LLC ("Fontenelle"), an affiliate of Stephen Antebi, a principal stockholder, to provide business consulting services to the Company. In April 1999, in exchange for Fontenelle's services, the Company issued 1,000,000 shares of its Common Stock valued at $5.875 per share, for a total consideration of $5.9 million. The Company registered the issuance of such shares with the SEC on Form S-8.

     In January 1999, GTI entered into a three-year consulting agreement with Stephan Herold, a principal stockholder of the Company and founder of GTI, to provide general consulting services to GTI. In May 1999, in exchange for Mr. Herold's services, the Company issued 145,000 shares of its Common Stock valued at $1.0 million. The Company registered the issuance of such shares with the SEC on Form S-8.

     In November 1998, the Company entered into an agreement with Fontenelle to provide certain business and public relations consulting services to the Company. In exchange for such services, the Company issued 225,000 shares of its Common Stock valued at $.99 per share and granted 1,000,000 warrants to purchase shares of its Common Stock, at an exercise price of $1.00 per share with a three year term. In January 1999, Fontenelle exercised the warrants for $1,000,000.

     In February 1999, the Company agreed to register with the SEC the public resale of certain of Fontenelle's shares. The Company further agreed to grant Fontenelle warrants to purchase an additional 750,000 shares in the event the Company did not obtain effectiveness of such registration statement by June 1, 1999. In April 1999, the Company determined that the timely effectiveness of such registration statement would be impossible and therefore, issued such warrants to Fontenelle. Fontenelle subsequently exercised them at $1.00 per share.

                      ADDITIONAL ISSUANCES OF COMMON STOCK

     In fiscal 1999, Messrs. Israel and Maynard each received 10,000 shares of the Company's Common Stock as directors' compensation.

     In fiscal 1999, Mr. Israel received 600,000 of the Company's Common Stock shares in lieu of $150,000 compensation for fiscal 1998. Also in fiscal 1999, Mr. Israel received 175,648 shares of the Company's Common Stock by converting $35,000 of debentures.

     In fiscal 1999, Mr. Maynard received 200,000 shares of the Company's Common Stock in lieu of $20,000 compensation for fiscal 1998.

     In fiscal 1999, Dr. Lowell received 177,443 shares of the Company's Common Stock by converting $150,000 of debentures. In fiscal 1999, Dr. Lowell and affiliates purchased 6,695,000 shares of the Company's Common Stock for $592,500 cash.

     In fiscal 1999, Ms. Stead received 226,000 shares of the Company's Common Stock upon conversion of a $50,000 debenture held by her spouse, Jerre Stead. Also in fiscal 1999, Ms. Stead received 468,000 shares of the Company's Common Stock by converting $100,000 of debentures.

     In fiscal 1999, an affiliate of Mr. Lacerte purchased 1,000,000 shares of the Company's Common Stock for $1,500,000 cash.

     In fiscal 1999, an affiliate of Mr. Antebi purchased 500,000 shares of the Company's Common Stock for $500,000 cash. Also in fiscal 1999, such affiliate received 1,000,000 shares of the Company's Common Stock by exercising 1,000,000 warrants.

     In fiscal 1999, Mr. Appelhof purchased 53,333 shares of the Company's Common Stock for $20,000 cash. In connection, Mr. Appelhof received 53,333 warrants, at $1.00 for 2 years.

     In fiscal 1999, Mr. Herold purchased 1,333,000 shares of the Company's Common Stock for $500,000 cash. In connection with the stock purchase, Mr. Herold received 213,333 warrants exercisable for two years at $.75 per share and 213,333 warrants exercisable for two years at $1.50 per share. Also in fiscal 1999, Mr. Herold exercised 213,333 warrants for $159,999 cash. In fiscal 1999, Herold Marketing Associates, Inc., of which Mr. Herold is a principal stockholder, received 228,571 shares in connection with the Company's acquisition of the assets of GTI. In addition, in May 1999, Mr. Herold received 145,000 shares under a consulting agreement entered into in connection with such acquisition.

           PROPOSAL TO AMEND AND RESTATE ARTICLES OF INCORPORATION TO
           INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK
                         AND MAKE CERTAIN OTHER CHANGES
                                (PROPOSAL NO. 2)

     The Board of Directors has approved, for submission to the shareholders, a resolution to amend and restate the Company's Articles of Incorporation to increase the authorized number of shares of capital stock from 55,000,0000 to 100,000,000 shares, to eliminate the distinction between authorized Common Stock and authorized Preferred Stock and to make certain other changes to the Articles that will not materially or adversely affect the rights of the Company's shareholders. The Company's Articles of Incorporation, as amended by this proposal, are attached as Exhibit A.

     The Company's Articles of Incorporation currently provide that the Company is authorized to issue up to 50,000,000 shares of Common Stock, of which 28,260,304 are issued and outstanding, and 5,000,000 shares of Preferred Stock, of which no shares are issued and outstanding.

     The Board of Directors recommends the increase in the authorized number of shares of capital stock so the Company will have additional shares available for issuance in connection with future acquisitions, public or private offerings, conversions of convertible securities, employee benefit plans, stock splits effected in the form of stock dividends and other general corporate purposes. Increasing the authorized number of shares of capital stock will give the Company greater flexibility and will allow the Company to issue additional capital stock for the purposes described above. The Board of Directors recommends eliminating the distinction between authorized shares of Common Stock and authorized shares of Preferred Stock to allow the Company greater flexibility in structuring financing and acquisition transactions. Eliminating this class distinction will permit the Board to designate all unissued shares of capital stock as Preferred Stock with voting, dividend, par value, liquidation and other rights different and/or superior to the rights of the Common Stock.

     The Company has no current definitive plans, agreements or arrangements for the issuance of additional shares of capital stock that would require shares that are not presently authorized. The Company is at all times investigating additional sources of financing and future acquisitions which the Board of Directors believes will be in the best interests of the Company and its shareholders. In addition, the Company is currently seeking and plans to continue to seek additional financing, which could involve the issuance of either or both debt or equity of the Company.

     The additional authorized shares of capital stock would also be available for issuance (subject to shareholder approval if required by law) at such times, on such terms and for such proper corporate purposes as the Board of Directors may approve, without further authorization by the shareholders, including possible future financing and acquisition transactions. In addition, the Board of Directors may establish the terms of such shares of Preferred Stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, and maturity dates. Depending upon the nature and terms thereof, such transactions could enable the Board of Directors to render more difficult an attempt by a third party to obtain control of the Company. For example, the issuance of shares of Common Stock or Preferred Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to acquire control of the Company.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                  YOU VOTE "FOR" THE FOREGOING PROPOSAL NO. 2.

                           PROPOSAL TO ADOPT THE 1999
                          INCENTIVE COMPENSATION PLAN
                                (PROPOSAL NO. 3)

GENERAL

     In October, 1998, the Board of Directors of the Company adopted the 1999 Incentive Compensation Plan (the "Incentive Plan" or the "Plan"). Individual awards under the Plan may take the form of one or more of: (i) either incentive stock options ("ISO's") or non-qualified stock options ("NQSOs"); (ii) stock appreciation rights ("SARs"); (iii) restricted stock; (iv) Phantom Stock; (v) Performance Shares, Performance Units, Cash-Based Awards and other share based awards. Such awards, together with any other right or interest granted to a participant under the Plan, are termed "Awards." Awards may be granted to employees and directors of the Company or any of its subsidiaries and others designated by the Board. The Board of Directors administers the Plan, or in its discretion may appoint a Committee to administer the Plan. The Board also generally selects the individuals who will receive Awards and the terms and conditions of those Awards. After the Annual Meeting, the Company anticipates that the Plan will be administered by the Compensation Committee.

     Under the Plan, the maximum number of shares of Common Stock that can be subject to outstanding Awards, determined immediately prior to the grant of any new Award, can not exceed the greater of 4,000,000 shares or 15% of the aggregate number of shares of Common Stock then outstanding. This number is subject to change in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction such as a merger, consolidation, separation, including spin-off, or other distribution of stock or property.

     Stockholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (which can limit the deductibility of compensation expense over $1.0 million with respect to compensation of certain top executives in certain circumstances), (ii) in order for the Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (iii) in order for certain options granted pursuant to the Plan to qualify under Code Section 422 as qualified incentive stock options.

AWARDS GRANTED UNDER THE PLAN

     The Company's management believes that Awards granted under the Plan will be awarded primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company, including its subsidiaries. Because persons to whom discretionary grants of Awards are to be made are to be determined from time to time by the Compensation Committee or the Board in their discretion, it is impossible at this time to indicate the precise number, name or position of persons who will hereafter receive such Awards or the number of shares for which Awards will be granted.

                                               EXERCISE
                                                PRICE
            OPTION                NUMBER OF      PER                                              VALUE OF
           GRANTEE                 OPTIONS      SHARE       VESTING DATE      EXPIRATION DATE    OPTIONS(1)
           -------                ---------    --------     ------------      ---------------    ----------
Greg Appelhof,................      500,000     $1.00      April 1999         October 2008       $2,031,000
  Chief Executive Officer,          500,000     $1.00      October 1999       October 2008       $2,031,000
  President and Director            125,000     $1.00      October 2000       October 2008       $  507,750
                                    125,000     $1.00      October 2001       October 2008       $  507,750
                                     33,750     $4.75      May 2000           May 2009           $   10,530
                                     33,750     $4.75      May 2001           May 2009           $   10,530
                                     33,750     $4.75      May 2002           May 2009           $   10,530
                                     33,750     $4.75      May 2003           May 2009           $   10,530
John Harvatine,...............       62,500     $3.75      January 1999       January 2009       $   82,000
  Chief Financial Officer            62,500     $3.75      January 2000       January 2009       $   82,000
                                     62,500     $3.75      January 2001       January 2009       $   82,000
                                     62,500     $3.75      January 2002       January 2009       $   82,000
                                      7,500     $4.75      May 2000           May 2009           $    2,340
                                      7,500     $4.75      May 2001           May 2009           $    2,340
                                      7,500     $4.75      May 2002           May 2009           $    2,340
                                      7,500     $4.75      May 2003           May 2009           $    2,340
Ken Israel,...................       33,750     $4.75      May 2000           May 2009           $   10,530
  Chairman of the                    33,750     $4.75      May 2001           May 2009           $   10,530
  Board                              33,750     $4.75      May 2002           May 2009           $   10,530
                                     33,750     $4.75      May 2002           May 2009           $   10,530
Jeff Maynard,.................       75,000     $4.75      May 1999           May 2009           $   23,400
  Director
All Directors not.............       30,000     $4.75      May 1999           May 2009           $    9,360
Also an Executive Officer            30,000     $4.75      May 2000           May 2009           $    9,360
of the Company as a                  30,000     $4.75      May 2001           May 2009           $    9,360
Group (3 persons)

                                               EXERCISE
                                                PRICE
            OPTION                NUMBER OF      PER                                              VALUE OF
           GRANTEE                 OPTIONS      SHARE       VESTING DATE      EXPIRATION DATE    OPTIONS(1)
           -------                ---------    --------     ------------      ---------------    ----------
All Executive Officers as.....     1,875,00     $4.75      May 1999 to        May 2009           $2,145,760(2)
a Group (4 persons)                                        May 2003                              $3,468,100(3)
All other Employees...........      470,000     $4.75      May 1999 to        May 2009           $   39,000(2)
As a Group (6 persons)                                     May 2003                              $  106,080(3)

-------------------------
(1) For purposes of this table, the value of each option equals amount, if any, by which the closing market price of a share of Common Stock on May 17, 1999 exceeds the option's exercise price. The value is determined without regard to whether the option is currently exercisable or not. The closing market price per share of the Company's Common Stock on May 17, 1999 was $5.062 per share, as reported on the Nasdaq Bulletin Board.

(2) Value of the Options currently exercisable.

(3) Value of the Options not currently exercisable

DESCRIPTION OF PLAN

     Set forth below is a brief description of the material terms of the Plan. Reference is made to the complete text of the Plan attached as Exhibit B and the description contained herein is qualified in its entirety by such reference. The Plan authorizes the grant of options to purchase shares of the Company's Common Stock, and grants of certain other awards relating to Common Stock, to employees and directors of the Company and any subsidiary corporation and to other designated individuals. In addition to options, the Company may award stock appreciation rights ("SARs"), restricted stock, Phantom Stock and other stock-based awards under the Plan. The Plan is neither subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, nor qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     ELIGIBILITY. Employees, directors and individuals designated by the Board are eligible to be granted Awards under the Plan. The Company estimates as of May 18, 1999 that approximately 65 employees are eligible to receive Awards under the Plan.

     PURPOSE. The purpose of the Plan is to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals and which link the personal interests of participants to those of the Company's stockholders; to provide participants with an incentive for excellence in individual performance; and to promote teamwork among the participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants who make significant contributions to the Company's success and to allow participants to share in the success of the Company.

     ADMINISTRATION. The Plan is administered by the Board, or by a Committee appointed by the Board; provided, however, that, to the extent necessary to comply with Rule 16b-3 (as promulgated by the SEC under Section 16 of the Exchange Act), the Committee will consist of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3. Subject to the express provisions of the Plan, the Board may delegate to the Committee any or all of its administrative duties under the Plan, including selecting participants to whom Awards will be granted, determining the type and number of Awards to be granted to each participant, the number of Shares to which an Award will relate and all other terms and conditions of Awards and matters relating to Awards (including forfeiture conditions and terms of any mandatory or elective deferral); however, the Board can not delegate to the Committee the administration of the Plan with respect to Awards granted to directors. The Company anticipates that the Compensation Committee will generally administer the Plan after the Annual Meeting.

     LIMITATION ON AWARDS. The maximum number of Common Shares that can be subject to outstanding Awards, determined immediately prior to the grant of any Award, can not exceed the greater of

4,000,000 shares or 15% of the aggregate number of shares of Common Stock outstanding prior to the grant. This number is subject to change in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction such as a merger, consolidation, separation, including spin-off, or other distribution of stock or property.

     OPTIONS. Options granted under the Plan are either incentive stock options ("ISOs") intended to meet the requirements of Section 422 of the Code, or Non-Qualified Stock Options ("NQSOs"), which are not intended to meet such requirements. ISOs may be subject to certain special tax treatment (see "Federal Income Tax Consequences" below). The terms of each option are determined by the Board, not inconsistent with the terms of the Plan, and may be set forth in an Award Agreement which evidences the grant of an option and includes the price of the option, the number of shares to which the option pertains, termination and transferability rights and such other provisions as the Board shall determine. The Award Agreement shall also specify whether the option is intended to be an ISO or a NQSO.

     In general, options are subject to the following terms and conditions:

     1. With respect to a grant of ISOs and NQSOs, the exercise price of such option is determined by the Board in its discretion at the time of the grant; provided, however, the exercise price of ISOs must not be less than the fair market value of the Common Stock on the date of grant (not less than 110% of fair market value on the date of grant for optionees owning 10% or more of the Company's voting stock).

     2. The time or times at which an option shall become exercisable are determined by the Board.

     3. The Board will determine the option term; provided, however, that no option shall be exercisable later than the tenth (10th) anniversary of the grant (five years for ISOs granted to optionees owning 10% or more of the company's voting stock). In its sole discretion, the Board may determine the period for which an outstanding and vested option may be exercised after the person to whom such options were granted is no longer employed or retained by the Company.

     4. Options that are ISOs will be subject to such additional terms as may be necessary in order to qualify as ISOs.

     5. The Board will determine the methods by which the exercise price for an option may be paid or deemed to be paid, the form of such payment, including, cash, previously acquired stock having an aggregate fair market value at the time of the exercise equal to the total option price or by "cashless exercise" arrangements (to the extent permitted by applicable law), and the methods by which stock will be delivered or deemed to be delivered to participants.

     6. The Board may impose such restrictions on any shares acquired pursuant to an option granted as it deems advisable, including, without limitation, restrictions under federal and state securities laws.

     7. Subject to certain provisions, each non-employee Director serving on the Board on the date of each annual meeting beginning in 2001 will be granted NQSO's to purchase 30,000 shares.

     OTHER AWARDS. The following briefly describes the general terms of other types of Awards that may be granted under the Plan:

     (a) SARs. SARs entitle the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The Board may grant Freestanding SARs, Tandem SARs or a combination of these forms of SARs. The grant price of an Freestanding SAR shall equal the fair market value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR shall equal the option price of the related option. The Board has complete discretion in determining the number of SARs granted to each participant, and consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. Each SAR grant may be evidenced by an Award Agreement that specifies the grant price, the term of the SAR and any other provision as the Board determines. Upon exercise of the SAR, a participant is entitled to payment by the Company which may, at the discretion of the Board, be made in cash, in shares of equivalent value or in some combination thereof.

     (b) RESTRICTED STOCK. Restricted stock is an Award of shares which may not be transferred and which may be forfeited upon the occurrence of certain events prior to the end of a restriction period. The Board may impose conditions and/or restrictions on any shares of restricted stock granted pursuant to the Plan as it may deem advisable. The Board may grant the participants holding shares of restricted stock the right to exercise full voting rights with respect to those shares during the period of restriction. During such period of restriction, participants holding restricted stock may be credited with regular cash dividends paid with respect to the shares while they are so held. The Board may apply any restrictions to the dividends that the Board deems appropriate.

     (c) PERFORMANCE UNITS, PERFORMANCE SHARES AND CASH-BASED AWARDS. These units, shares and Awards may be granted to participants in such amounts and upon such terms, and at any time as shall be determined by the Board. Each performance unit has an initial value established by the Board at the time of the grant and each performance share shall have an initial value equal to the fair market value of a share on the date of the grant. The value of each cash-based Award is determined by the Board. In its discretion, the Board may set performance goals which, depending on the extent to which they are met, will determine the number and/or value of performance units/shares and cash-based Award that will be paid to the participant. At the end of a specific performance period, the holder of performance units/shares and cash-based Awards is entitled to receive payout on the number and value of such units, shares and awards earned over the performance period.

     (d) PHANTOM SHARES. The Board, in its discretion, may grant phantom shares to participants in such amounts and upon such terms, and at any time as it may determine. The initial value of the phantom shares is the fair market value of a share on the date of the grant. The payout to a holder of any vested phantom shares is based on the number and value of phantom shares earned by the participant over the performance period, to determined be the extent the corresponding performance goals have been met.

     (e) OTHER STOCK-BASED AWARDS. Subject to the terms of the Plan, the Board may grant other share-based Awards under the Plan, including without limitation, those Awards pursuant to which shares are acquired or may in the future be acquired. The Board, in its sole discretion, shall determine the terms and conditions of such other share-based Awards.

     FAIR MARKET VALUE. For purposes of the Plan, fair market value is determined on the basis of the opening sale price on the principal securities exchange on which the shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; or if the security is not listed for trading on a national securities exchange, the fair market value of the security as determined in good faith by the Board.

     CHANGE IN CONTROL. Unless otherwise provided, upon certain "changes in control" of the Company, all options and SARs become immediately exercisable and remain exercisable throughout their entire term, restriction periods and restrictions imposed on restricted shares which are not performance based lapse and certain performance based Awards will be deemed fully earned. The target pay out opportunities under all outstanding performance-based awards will be deemed fully earned for the entire performance period.

     RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any shares acquired pursuant to the exercise of an option granted under the Plan as it may deem advisable, including without limitation, restrictions under federal securities laws, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such shares.

     DURATION. The Plan commenced in October 1998 and will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time, until all shares subject to it shall have been purchased or acquired according to the Plan's provisions under Awards denominated in shares. With respect to all Awards, in no event may an Award be granted under the Plan on or after the tenth anniversary of its effective date.

     WITHHOLDING TAXES. The Company may withhold from any remuneration otherwise payable to a participant, or require as a condition to delivery of any shares of Common Stock pursuant to an Award, that the participant remit to the Company, an amount sufficient to satisfy any applicable tax withholding requirements. The Board may permit any withholding obligation to be satisfied through the withholding of shares that would otherwise be issued in connection with a grant or Award, or by delivery of previously acquired shares of Common Stock.

     AMENDMENTS TO THE PLAN AND OUTSTANDING AWARDS. The Board may amend or terminate the Plan or the Committee's authority to grant Awards without the consent of stockholders or participants. However, stockholder approval must be obtained if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. The Board also may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of certain unusual or nonrecurring events. Notwithstanding the foregoing sentence, no termination, amendment or modification of the Plan will adversely affect in any material way any Award previously granted under the Plan, without the written consent of the participant holding the Award.

     OTHER PLAN PROVISIONS. No participant will have any rights of a stockholder with respect to any shares of Common Stock covered by an option until such participant has exercised the option, paid the option exercise price and been issued such shares. The grant of an Award under the Plan shall not be construed as conferring upon any participant a right to remain in the employ of the Company or restrict the right of the Company to terminate the employee.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general description of the federal income tax consequences of options granted under the Plan. It does not purport to be complete. In particular, this general description does not discuss the applicability of the income tax laws of any state or foreign country. The following tax analysis is intended to summarize certain relevant income tax consequences of the Plan in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences. In view of the individual nature of tax consequences, individuals are urged to consult their own tax advisors regarding the application of the tax laws to their particular situations.

     OPTIONS. There are no federal income tax consequences to participants or the Company upon the grant of an option under the Plan. Generally, upon the exercise of an NQSO, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price of the option, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an option, the participant generally will realize capital gain or loss, but the Company is not entitled to any tax deduction in connection with such sale. At present, capital gain on the sale of property held for over 18 months is taxable at a maximum rate of 20%, capital gain on the sale of property held for over one year but not for over 18 months is taxable at a maximum rate of 28% and capital gain on the sale of property held for one year or less is taxable at ordinary income rates.

     Participants will not be subject to federal income taxation upon the exercise of ISOs granted under the Plan, and the Company will not be entitled to a federal income tax deduction by reason of such exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price is an item of tax preference that may lead to alternative minimum tax liability upon the participant at the time the incentive stock option is exercised. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the date of grant generally will result in the recognition of capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price, and the Company will not be entitled to any tax deduction in connection with such sale.

     If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of the ISO grant (a "disqualifying disposition"), the participant generally will recognize ordinary income equal to the lesser of
(i) the excess of the fair market value of the shares on the date of exercise of the options over the exercise price, or (ii) the excess of the amount realized on the sale of the shares over the exercise price. In the case of a disqualifying disposition where a loss, if sustained, would not be recognized (i.e., a gift), the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary income (or any loss realized) will be capital gain (or loss). The Company generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary income recognized by the participant.

     If a participant pays the exercise price of either an NQSO or an ISO by surrender of shares, the participant would not realize additional gain or loss because of the surrender, but (i) the number of new shares received equal to the number of shares surrendered will retain the existing tax basis and holding period of the surrendered shares; (ii) if the option so exercised is an NQSO, the amount of both the ordinary income to be recognized by the participant and the deduction to be taken by the Company will be equal to the fair market value of the additional shares received (less any cash paid upon such exercise), and the participant's tax basis in these additional shares will be equal to their fair market value; (iii) if the option so exercised is an ISO, the additional shares received will have a tax basis of zero unless cash was paid to complete such exercise, in which case the participant's tax basis in the additional shares received will be equal to the cash paid by the participant upon such exercise; and (iv) the participant's holding period for the additional shares received will begin on the day after the date of exercise for capital gain purposes (regardless of the type of option being exercised) and will begin upon the date of transfer of the additional shares to the participant for purposes of the ISO period requirements. If, in exercising an ISO, a participant were to surrender shares received upon exercise of an ISO before the applicable incentive stock option holding period for such shares has been satisfied, the surrender of such shares will be treated as a disqualifying disposition, and the rules governing such dispositions, as described above, will apply to determine the amount of the participant's income and the Company's deduction.

     TAX CONSEQUENCES OF OTHER AWARDS. With respect to Awards other than options, the tax consequences are as follows: The tax treatment of SARs generally is the same as that of NQSOs (with the participant treated as paying no exercise price). With respect to Awards that may be settled either in cash or Common Stock or other property that is not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property actually received. The Company will be entitled to a deduction for the same amount. With respect to Awards involving Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture by making an "83(b) election" within 30 days of receipt, but if the participant subsequently forfeits such shares or property, he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

     IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his or her particular situation, each optionee should consult his or her tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of Common Stock acquired on exercise of an option.

RESTRICTIONS ON RESALE

     The Company has not registered any shares for issuance under the Plan with the Securities and Exchange Commission, so all shares which are issued under the Plan will be restricted and may not be sold except pursuant to (i) an exemption from the Securities Act of 1933 or (ii) a registration pursuant to such Act relating to the securities to be sold. However, the Company intends to file a registration statement with the SEC on Form S-8 covering the issuance of shares underlying the Plan.

     The federal securities laws prohibit sales of shares of Common Stock by persons who possess material, non-public, adverse information about the Company. Therefore, shares acquired under the Plan may not be resold by a participant or other person who possesses such information. The Company from time to time notifies employees who may have access to material, non-public information that such persons should refrain from transactions involving Company stock for a specified period. During such a period, a participant may be required to not sell Common Stock or otherwise engage in transactions under the Plan, even if he or she does not in fact possess material, non-public information regarding the Company.

     In addition, affiliates (as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act")) may resell the shares acquired by them to the public only pursuant to Rule 144 or other applicable exemptions from the registration requirements of the Securities Act, or pursuant to a registration statement under the Securities Act (if any). Compliance with Rule 144 for an affiliate's resales requires, among other things, that, at the time of any offer or sale, certain information regarding the Company be on file with the SEC and up to date; that the affiliate's shares be sold only through a broker or to a market maker; that the amount of sales by the affiliate in any three-month period under Rule 144 be limited as prescribed in the Rule; and that sales in excess of certain minimum amounts be reported through the filing of a Form 144 with the SEC. Assuming that the Company files the S-8 registration statement referred to above, shares acquired under the Plan will generally not be considered to be "restricted securities" for purposes of Rule 144. In such case, the one-year holding period imposed by Rule 144(d) will generally not apply to resales of shares acquired under the Plan.

     Directors and officers of the Company are also subject to potential short-swing profits liability under Section 16(b) of the Exchange Act with respect to purchases and sales of shares of Common Stock. The Company intends that grants of Awards under the Plan will be exempt from Section 16(b) by virtue of Rule 16b-3 under the Exchange Act, and an exercise of an Award at a time that the exercise price is not greater than the fair market value of Common Stock will be exempt under Rule 16b-6(b). Under current SEC rules, sales of shares in the open market will in most cases not be exempt, although the grant and exercise of an option under the Plan in most cases will be exempt.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE APPROVAL OF THE INCENTIVE COMPENSATION PLAN.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 4)

     The firm of Lurie, Besikof, Lapidus & Co., LLP, independent public accountants, served as the Company's independent public accountants for the fiscal year ended January 31, 1999. One or more representatives of Lurie, Besikof, Lapidus & Co., LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
      THE RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

                 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

     In January 1998, the Company engaged Lurie, Besikof, Lapidus & Co., LLP as its independent public accountants to audit the financial statements as of January 31, 1998 and for the year then ended. The decision to dismiss Copeland, Buhl & Company, P.L.L.P. and engage Lurie, Besikof, Lapidus & Co., LLP as the Company's independent public accountants was approved by the Board of Directors. The report of Copeland Buhl & Company P.L.L.P. as of January 31, 1997 and for the year then ended does not contain an adverse opinion or a disclaimer of opinion, but was qualified with respect to the Company's ability to continue operations as a going concern. Such report was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former auditors on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures which, if not resolved to the former auditor's satisfaction, would have caused them to make reference to the subject matter in their report. Prior to retaining Lurie, Besikof, Lapidus & Co., LLP, the Company did not consult with Lurie, Besikof, Lapidus & Co., LLP regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements or any other matter.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Exchange Act of 1934, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2000 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices no later than January 20, 2000.

                    AVAILABILITY OF FORM 10-K ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT IS BEING MAILED TO STOCKHOLDERS SIMULTANEOUSLY WITH THIS PROXY STATEMENT. UPON RECEIPT OF A WRITTEN REQUEST BY A STOCKHOLDER OF THE COMPANY, THE COMPANY WILL DELIVER A COPY WITHOUT CHARGE OF ITS FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION TO SUCH STOCKHOLDER. ALL SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO CHRISTY PREDIGER, VIRTUAL TECHNOLOGY CORPORATION, 3100 WEST LAKE STREET, SUITE 400, MINNEAPOLIS, MINNESOTA 55416. A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 1999 MAY ALSO BE FOUND ON THE INTERNET WEB-SITE OF THE SECURITIES AND EXCHANGE COMMISSION, AT WWW.SEC.GOV.

                                          By Order of the Board of Directors,

                                          Jeffrey C. Robbins, Secretary

Minneapolis, Minnesota
May   , 1999

                                   EXHIBIT A

        FORM OF PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION

                              AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION OF
                         VIRTUAL TECHNOLOGY CORPORATION

                                   ARTICLE I

     The name of this corporation is Virtual Technology Corporation.

                                   ARTICLE II

     The registered office of the corporation is located at 3100 West Lake Street, Suite 400, Minneapolis, Minnesota 55416.

                                  ARTICLE III

     3.01. The aggregate number of shares which this corporation shall have the authority to issue is 100,000,000 shares of capital stock, each having $.001 par value.

     3.02. The Board of Directors may, from time to time, establish by resolution different classes or series of shares and may fix the relative rights and preferences of said shares in any class or series, including the par value thereof.

     3.03. The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares.

     3.04. No shareholder of the corporation shall have any preemptive rights.

     3.05. No shareholder shall be entitled to any cumulative voting rights.

     3.06. The shareholders shall take action by the affirmative vote of the holders of a majority of the voting power of all voting shares represented at a duly held meeting of the shareholders, except where a larger proportion is required by law, these Articles, or a shareholder control agreement.

                                   ARTICLE IV

     Except as to those matters requiring shareholder approval, any action required or permitted to be taken by the Board of Directors of this corporation may be taken by written action signed by a majority of the directors then holding office.

                                   ARTICLE V

     A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the corporation or the shareholders; (ii) liability for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law; (iii) liability based on an improper distribution under Minnesota Statutes Section 302A.559 or on violations of state securities laws under Minnesota Statutes Section 80A.23; (iv) liability for any transaction from which the director derived an improper personal benefit; or (v) liability for any act or omission occurring prior to the date this Article becomes effective. If Minnesota Statutes Chapter 302A hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the corporation, in addition to the limitation on personal liability provided herein for directors, shall be limited to the fullest extent permitted by such amendment. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation existing at the time of such repeal or modification.

                                   EXHIBIT B

                    FORM OF 1999 INCENTIVE COMPENSATION PLAN

                         VIRTUAL TECHNOLOGY CORPORATION
                                 INCENTIVE PLAN

                                   ARTICLE 1.
                     ESTABLISHMENT, OBJECTIVES AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Virtual Technology Corporation, a Minnesota corporation (hereinafter referred to as the "Company"), hereby establishes an incentive plan to be known as the "Virtual Technology Corporation Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Cash-Based Awards, Phantom Shares and Share-Based Awards. The Effective Date of the Plan is December 4, 1998.

     1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date as set forth in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 17 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions under Awards denominated in Shares, and with respect to all Awards, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.

                                   ARTICLE 2.
                                  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1. "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     2.2. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Cash-Based Awards, Phantom Shares or Other Share-Based Awards.

     2.3. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.4. "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.5 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.6 "CASH-BASED AWARD" means an Award granted to a Participant, as described in Article 9 herein.

     2.7. "CHANGE IN CONTROL" of the Company shall be deemed to have occurred as of the first day (the "Date of Determination") that any one or more of the following conditions shall have been satisfied:

          (a) any person or entity, or group of persons or entities acting together, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the Beneficial Ownership of any voting security of the Company and immediately after such acquisition such person, entity or group is, directly or indirectly, the Beneficial Owner of voting securities representing 33% or more of the total voting power of all of the then-outstanding voting securities of the Company and has a larger percentage of voting securities of the Company than any other person, entity or group holding voting securities of the Company, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board;

          (b) the following individuals no longer constitute a majority of the members of the Board: (A) the individuals who, as of the date hereof, constitute the Board (the "Original Directors"); (B) the individuals who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and
     (C) the individuals who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election);

          (c) the stockholders of the Company shall approve a merger, consolidation, recapitalization or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (d) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more of the total assets of the Company).

     However, in no event shall a "Change in Control" be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participant in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the Original and Additional Original Directors).

     2.8. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.9. "COMMITTEE" means any committee appointed by the Board to administer Awards to Employees, as specified in Article 3 herein. Any such committee shall be comprised entirely of Directors who are considered "outside directors" under
Section 162(m) of the Code.

     2.10. "COMPANY" means Virtual Technology Corporation, a Minnesota corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 20 herein.

     2.11. "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     2.12. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate; provided, however, that any Director who is employed by the Company or any Subsidiary or Affiliate shall be considered an Employee under the Plan and shall not be considered a Director.

     2.13. "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.14. "EMPLOYEE" means any employee of the Company or its Subsidiaries or Affiliates. Directors who are employed by the Company shall be considered Employees under this Plan.

     2.15. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.16. "FAIR MARKET VALUE" shall be determined on the basis of the opening sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; or if the security is not listed for trading on a national securities exchange, the fair market value of the security as determined in good faith by the Board.

     2.17. "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

     2.18. "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     2.19. "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or more than ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.20. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.21. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

     2.22. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.23. "PARTICIPANT" means an Employee, Director or other individual designated by the Board who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

     2.24. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.25. "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

     2.26. "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

     2.27. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.28. "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.29. "PHANTOM SHARES" means an Award granted to a Participant pursuant to
Article 10 herein.

     2.30. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 herein.

     2.31. "SHARE-BASED AWARD" means an Award granted to a Participant pursuant to Article 11 herein.

     2.32. "SHARES" means the shares of Common Stock of the Company.

     2.33. "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.34. "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a fifty percent (50%) or greater voting interest.

     2.35. "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

                                   ARTICLE 3.
                                 ADMINISTRATION

     3.1. GENERAL. The Plan shall be administered by the Board, or (subject to the following) by any Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Board may delegate to the Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Directors may not be so delegated. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee. The Committee shall have the authority to delegate administrative duties to employees, officers or Directors of the Company.

     3.2. AUTHORITY OF THE BOARD. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees and Directors and other individuals who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 17 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Board shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 3.1 herein), the Board may delegate its authority as identified herein.

     3.3. DECISIONS BINDING. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants and their estates and beneficiaries.

                                   ARTICLE 4.
                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall automatically adjust during the term of the Plan to be the greater of (i) four million (4,000,000) or 15% of the total number of Shares outstanding immediately prior to such grant.

     4.2. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under
Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and in the Award limits set forth in
Section 4.1 as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

                                   ARTICLE 5.
                         ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees, Directors, and other individuals designated by the Board.

     5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Board may, from time to time, select from all eligible Employees, Directors, and other individuals designated by the Board, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   ARTICLE 6.
                                 STOCK OPTIONS

     6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board; provided, however, that no Director shall be granted any ISO.

     6.2. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, termination and transferability rights and such other provisions as the Board shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

     6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be determined by the Board.

     6.4. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5. EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6. PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price) or (c) by a combination of (a) and (b). The Board also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 ANNUAL DIRECTOR GRANTS. Commencing with the Company's 2001 annual stockholders' meeting and on the date of each subsequent annual stockholders' meeting occurring while the Plan remains in effect, each non-employee Director then serving on the Board on the date of any such meeting shall be granted Nonqualified Stock Options to purchase 30,000 Shares. These Nonqualified Stock Options shall be exercisable commencing one year after the date of grant; provided, however, that if a Director fails to serve until the annual stockholders' meeting immediately succeeding a grant of such Options, the number of Shares that may be purchased by such Director shall be determined by multiplying the number of Options granted for such year by a fraction (i) the numerator of which is the number of days between the date such Options were granted and the date the Director ceased serving on the Board and (ii) the denominator of which is the number of days between the date such Options were granted and the date of the annual stockholders' meeting immediately succeeding the date of grant. The Option Price of each Nonqualified Stock Option granted pursuant to this Section 6.8 shall be the Fair Market Value of a Share on the date of grant. These Nonqualified Stock Options will expire ten years after the date of grant.

                                   ARTICLE 7.
                           STOCK APPRECIATION RIGHTS

     7.1. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR. The Board shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

     7.2. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.3. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes upon them.

     7.4. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR and such other provisions as the Board shall determine.

     7.5. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

     7.6. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price by

          (b) the number of Shares with respect to which the SAR is exercised.

     At the discretion of the Board, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The Board's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

                                   ARTICLE 8.
                                RESTRICTED STOCK

     8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine.

     8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Board shall determine.

     8.3. OTHER RESTRICTIONS. Subject to Article 12 herein, the Board shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws. The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

     8.4. VOTING RIGHTS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

     8.5. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the Shares while they are so held. The Board may apply any restrictions to the dividends that the Board deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, including, without limitation, that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

                                   ARTICLE 9.
          PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

     9.1. GRANT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of the Plan, Performance Units, Performance Shares and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board.

     9.2. VALUE OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Each Performance Unit shall have an initial value that is established by the Board at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Board. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares and Cash-Based Award that will be paid out to the Participant. For purposes of this
Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

     9.3. EARNING OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and of Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.4. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Payment of earned Performance Units/Shares and Cash-Based Awards shall be made in lump-sum payments at such time or times designated by the Board following the close of the applicable Performance Period. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period plus or minus any investment return from the close of the

Performance Period to the date of payment as determined by the Board in its discretion. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.5 herein). In addition, Participants may, at the discretion of the Board, be entitled to exercise their voting rights with respect to such Shares.

                                  ARTICLE 10.
                                 PHANTOM SHARES

     10.1 GRANT OF PHANTOM SHARES. Subject to the terms of the Plan, Phantom Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board.

     10.2 VALUE OF PHANTOM SHARES. Each Phantom Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall establish the terms and conditions of such Award, including any vesting provisions.

     10.3 EARNING OF PHANTOM SHARES. Subject to the terms of this Plan, the holder of any vested Phantom Shares shall be entitled to receive payout on the number and value of Phantom Shares earned by the Participant over the Performance Period, to be determined by the extent to which the corresponding performance goals have been achieved.

     10.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Phantom Shares shall be made in a single lump sum at such time as designated by the Board. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Phantom Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Phantom Shares at such time as designated by the Board. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Phantom Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.5 herein).

                                  ARTICLE 11.
                            OTHER SHARE-BASED AWARDS

     Subject to the terms of the Plan, the Board may grant other Share-Based Awards under this Plan, including without limitation, those Awards pursuant to which Shares are acquired or may in the future be acquired. The Board, in its sole discretion, shall determine the terms and conditions of such other Share-Based Awards.

                                  ARTICLE 12.
                              PERFORMANCE MEASURES

     Unless and until the Board proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 12, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the

Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

          (a) net income (per share or otherwise and before or after taxes);

          (b) return measures (including, but not limited to, return on assets, equity or sales);

          (c) cash flow return on investments which equals net cash flows divided by stockholders' equity;

          (d) net sales (per share or otherwise);

          (e) operating income (per share or otherwise);

          (f) Share price (including, but not limited to, growth measures and total stockholder return); and

          (g) economic value added.

The Board shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employee, may not be adjusted upward (the Board shall retain the discretion to adjust such Awards downward). In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Board determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code Section 162(m).

                                  ARTICLE 13.
                            BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                  ARTICLE 14.
                                   DEFERRALS

     The Board may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                                  ARTICLE 15.
                         RIGHTS OF EMPLOYEES/DIRECTORS

     15.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     15.2. PARTICIPATION. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     15.3. TERMINATION OF EMPLOYMENT/DIRECTORSHIP RELATIONSHIP. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise and/or receive payment for any Award following termination of the Participant's employment or directorship with the Company, or termination of relationship with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among Awards and may reflect distinctions based on the reasons for termination.

     15.4. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of decent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                  ARTICLE 16.
                               CHANGE IN CONTROL

     16.1. TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless the Award Agreement otherwise provides and unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges:

          (a) any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

          (b) any restriction periods and restrictions imposed on Restricted Shares which are not performance-based shall lapse; and

          (c) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units, Performance Shares, and Cash-Based Awards and Share-Based Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the Date of Determination of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

     16.2. TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 17.3 hereof) or any Award Agreement provision, the provisions of this Article 16 may not be terminated, amended or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to such Participant's outstanding Awards; provided, however, the Board may terminate, amend or modify this Article 16 at any time and from time to time prior to the date of a Change in Control.

     16.3. POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may take any action necessary to preserve the use of pooling of interests accounting.

                                  ARTICLE 17.
                    AMENDMENT, MODIFICATION, AND TERMINATION

     17.1. AMENDMENT, MODIFICATION AND TERMINATION. Subject to Section 17.3 and 17.4, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirements. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

     17.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code.

     17.3. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Sections 4.2 and 16.3 hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     17.4. COMPLIANCE WITH CODE SECTION 162(M). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board may, subject to this Article 17, make any adjustments it deems appropriate.

                                  ARTICLE 18.
                                  WITHHOLDING

     18.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     18.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

                                  ARTICLE 19.
                                INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her; provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation of Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                  ARTICLE 20.
                                   SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE 21.
                               LEGAL CONSTRUCTION

     21.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     21.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     21.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     21.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to be exempt from the application of Section 16(b) of the Exchange Act by virtue of compliance with all applicable conditions of Rule 16b-3 of the General Rules and Regulations of the Exchange Act.

     21.5. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Minnesota, exclusive of its conflict of laws rules.

                         VIRTUAL TECHNOLOGY CORPORATION

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                    COMPANY

        The undersigned, a stockholder of VIRTUAL TECHNOLOGY CORPORATION, a Minnesota corporation (the "Company"), hereby appoints Kenneth Israel and Greg Appelhof, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Minneapolis Athletic Club, 615 Second Avenue So., Minneapolis, MN 55402, on June 9, 1999 at 4:00 p.m., local time, and at any adjournments or postponements thereof.

        The Board of Directors unanimously recommends a vote FOR the election of all the director nominees listed in proposal 1 and FOR the approval of each of proposals 2, 3 and 4.

        1. Election of Directors

        [ ] VOTE FOR all nominees listed, except authority to
          vote withheld for the following nominees (if
            any) ____________________  .
                                             [ ] WITHHOLD AUTHORITY TO VOTE
                                              for all nominees

        2. Vote for the proposal to amend and restate the Company's Articles of Incorporation to increase the authorized number of shares
     of capital stock and make certain other changes thereto.      [ ] VOTE
     FOR [ ] VOTE AGAINST [ ] ABSTAIN

        3. Vote for the proposal to approve the Incentive Plan.    [ ] VOTE
     FOR [ ] VOTE AGAINST [ ] ABSTAIN

        4. Vote for the ratification and selection of the Independent Public Accountants. [ ] VOTE FOR [ ] VOTE AGAINST [ ] ABSTAIN

        5. Upon such other matters as may properly come before such Annual Meeting or any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

                               (See Reverse Side)

                          (Continued from other side)

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting for the 1999 Annual Meeting and related Proxy Statement.

                                            Dated:  , 1999

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                                            (Signature)

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                                            (Print or type name)

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                                            (Signature, if held jointly)

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                                            (Print or type name)

     IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.